CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

CLEARWATER SELECT EQUITY FUND

CLEARWATER TAX-EXEMPT BOND FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 29, 2024

The date of this Supplement is September 26, 2024.

The Board of Trustees has approved an investment subadvisory agreement with an additional subadviser to the Clearwater Select Equity Fund (the “Select Equity Fund”), Acadian Asset Management LLC.

Effective October 1, 2024, Clearwater Management Co., Inc. the investment manager of the Clearwater Investment Trust, will increase its voluntary management fee waiver for Clearwater Core Equity Fund (the “Core Equity Fund”) and Clearwater Tax-Exempt Bond Fund (the “Tax-Exempt Bond Fund”) and decrease its voluntary management fee waiver for the Select Equity Fund.

Effective immediately, the SAI is amended as follows.

1.	The following paragraphs are added to the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers”:

Acadian Asset Management LLC (“Acadian”). Acadian Asset Management LLC (“Acadian”) is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly-owned subsidiary of U.S.-based BrightSphere Investment Group Inc., a Delaware corporation publicly listed on the NYSE, and is a registered investment adviser under the Advisers Act. Acadian’s address is 260 Franklin Street, Boston, MA 02110. Acadian entered into a subadvisory contract dated September 25, 2024 to manage a portion of the Select Equity Fund’s portfolio. Acadian is not affiliated with CMC or the Trust. Acadian performs its duties and provides services subject to the oversight and supervision of CMC. As of June 30, 2024, Acadian had approximately $113 billion in assets under management.

Under the Select Equity Fund subadvisory contract, Acadian develops, recommends and implements an investment program and strategy for Select Equity Fund which is consistent with the Fund’s investment objectives and policies. Acadian is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to Acadian under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The Select Equity Fund is not responsible for payment of the subadvisory fees to Acadian.

2.	The following rows are added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing”:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Brendan Bradley, Ph.D.*+	Select Equity Fund

Other Registered Investment Companies: 16 funds with approximately $8.86 billion in assets.

Other Pooled Investment Vehicles: 85 pools with approximately $31.28 billion in assets, including 10 pools with a performance based fee and approximately $3.11 billion in assets.

Other Accounts: 198 accounts with approximately $71.50 billion in assets, including 22 accounts with a performance based fee and approximately $10.49 billion in assets.

Fanesca Young, Ph.D., CFA*+	Select Equity Fund

Other Registered Investment Companies: 16 funds with approximately $8.86 billion in assets.

Other Pooled Investment Vehicles: 85 pools with approximately $31.28 billion in assets, including 10 pools with a performance based fee and approximately $3.11 billion in assets.

Other Accounts: 198 accounts with approximately $71.50 billion in assets, including 22 accounts with a performance based fee and approximately $10.49 billion in assets.

*	Data for this portion of the table is as of June 30, 2024.
+

For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 23 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: $1.35 billion in model advisory contracts where Acadian does not have trading authority. Acadian has been appointed as adviser or sub-advisor to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under “Other Registered Investment Companies” reflects advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under “Other Pooled Investment Vehicles” reflects a combination of 1) Delaware-based private funds where Acadian has been appointed adviser or sub-advisor and 2) Non-U.S.-based funds where Acadian has been appointed adviser or sub-advisor.

3.	The following row is added to the Conflict of Interest table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest”:

Portfolio Manager	Fund	Conflict of Interest
Brendan Bradley, Ph.D. Fanesca Young, Ph.D., CFA	Select Equity Fund

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund and the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indexes as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the subject Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

4.

The following row is added to the Compensation Structure table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” after the last row relating to the Select Equity Fund:

Portfolio Manager	Fund	Compensation Structure
Brendan Bradley, Ph.D. Fanesca Young, Ph.D., CFA	Select Equity Fund

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

5.	The following rows are added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers”:

Portfolio Manager	Fund	Ownership
Brendan Bradley, Ph.D.*	Select Equity Fund	A
Fanesca Young, Ph.D., CFA*	Select Equity Fund	A

*	Data for this portion of the table is as of September 13, 2024.

6.	The following is added to the end of the section titled “APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES”:

Acadian Asset Management LLC

Proxy Voting

Policy

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. We will have voting responsibility for all Acadian branded funds.

Should a separate account client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client as part of the investment management agreement whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies. Acadian has adopted the ISS voting policies for use when contractually directed by the client to votes proxies on their behalf in accordance with our proxy voting policy. We review the ISS policies at least annually and believe that they are reasonably designed to ensure that we vote proxies in the best interest of clients and that our voting decisions are insulated from any potential material conflicts of interest.

Should a client contractually direct Acadian to vote proxies on their behalf in accordance with Client specific voting policies and procedures, we will still utilize the services of ISS to cast the votes in accordance with the client’s instructions.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential material conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Head of Core Strategies Securities Operations will coordinate with members of our investment team to conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, Acadian will provide voting direction back to ISS and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. The reasons for any overrides and for voting against the ISS recommendation will be documented.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of our clients conflict with Acadian’s interests. In these situations, ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Head of Core Strategies Securities Operations will work with our compliance and investment team as needed to document (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian’s Head of Core Strategies Securities Operations acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.

Proxy Voting Record

Acadian will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance- reporting@acadian-asset.com.

Last Updated: January 2021

Confirmed Current: February 2024

7.	On the second to last page of the SAI, the following is added under “CLEARWATER INVESTMENT TRUST – CLEARWATER SELECT EQUITY FUND SUBADVISERS”:

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

Effective October 1, 2024, the following change is made to the SAI:

1.

The information relating to the Core Equity Fund, Select Equity Fund, and Tax-Exempt Bond Fund in the third paragraph of the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Investment Manager” is deleted and replaced with the following:

Effective October 1, 2024, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, Select Equity Fund and Tax-Exempt Bond Fund to achieve an effective management fee rate equal to 0.23%, 0.94%, and 0.29%, respectively, of each Fund’s average daily net assets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.